PLEDGE AGREEMENT

COLLATERAL PLEDGE AGREEMENT, dated January 26, 2007, by and between IMAGING PET TECHNOLOGIES, INC., a Canadian corporation (the “Pledgor”) and POSITRON CORPORATION, a publicly owned Texas corporation (the "Pledgee").

W I T N E S S E T H

WHEREAS, simultaneously with the execution of this Agreement, Pledgor and Pledgee have entered into a Purchase Agreement (the “Exchange Agreement”) whereby Pledgee transferred thirty million (30,000,000) common shares of Quantum Molecular Technologies Inc. (the “QMT”) to Pledgor in exchange for a promissory note (the “Note”) in the principal amount of two million eight hundred thousand dollars ($2,800,000.00);

WHEREAS, to induce the Pledgee to transfer the securities to Pledgor and to secure the repayment of the Note, Pledgor has agreed to pledge the shares in favor of Pledgee, pursuant to the terms and conditions of this Agreement; and

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor hereby agrees as follows:

1.     Defined Terms. As used herein, the following terms shall have the following meanings:

"Agreement" shall mean this Pledge Agreement, as the same may from time to time be amended or supplemented.

"Pledged Securities" shall mean the QMT Common Shares, as those terms are defined in the Purchase Agreement, together with the certificates therefor, and any additional shares, certificates or other property received pursuant to Section 3 of this Agreement.

"Security Interest" shall have the meaning provided in Section 2(a) of this Agreement.

"UCC" shall have the meaning provided in Section 5(c) of this Agreement.

Capitalized terms used by not defined herein shall have the same meaning as ascribed to such terms in the Note and the Exchange Agreement.

2.     Pledge.

(a)   As security for the full payment and performance of the obligations under the Note, the Pledgor does hereby pledge, assign, hypothecate, mortgage, transfer and deliver to the Pledgee all of their rights and interest in and to the Pledged Securities (together with appropriate undated stock powers duly executed in blank) and hereby grants to the Pledgee, as collateral security for the payment and performance when due of all the obligations under the Note, a continuing first priority security interest in the Pledged Securities, together with all additions thereto, substitutions and replacements thereof (the "Security Interest").

(b)   The Pledgor herewith deposits with the Pledgee, and the Pledgee acknowledges receipt of, certificates representing the Pledged Securities. The Pledgee hereby accepts delivery of the Pledged Securities and shall hold the Pledged Securities pursuant to this Agreement. The certificates representing the Pledged Securities are accompanied by undated stock powers endorsed in blank for transfer.

3.     Stock Dividends, Distributions, etc. Subject to Section 5 hereof, if, while this Agreement is in effect, the Pledgor shall become entitled to receive any shares of stock (including, without limitation, a distribution in connection with any reclassification, increase or reduction of capital or in connection with any reorganization), or any option or right to acquire shares of stock, in substitution of, or in exchange for, any shares of Pledged Securities, or shall receive any stock dividend with respect to any shares of Pledged Securities, the Pledgor agrees to pledge the same as additional collateral security for the obligations under the Note, such shares shall become part of the Pledged Securities, the Pledgor shall deposit with the Pledgee the certificates representing such shares (together with appropriate undated stock powers duly executed in blank), and the Pledgee shall hold such additional shares of Pledged Securities pursuant to this Agreement. Any sums paid upon or in respect of the Pledged Securities upon the recapitalization, reorganization, liquidation or dissolution of the issuer thereof shall be paid over to the Pledgee, as additional collateral security for the payment of the obligations under the Note.

4.     Representations and Warranties. The Pledgor hereby represents and warrants that:

(a)    Except for the security interest granted to the Pledgee pursuant to this Agreement, the Pledgor is the sole owner of the Pledged Securities, having good and valid title thereto, free and clear of any and all liens, claims, encumbrances, security interests, attachments, charges, rights or equitable rights of any other persons.

(b)    All books, records and documents relating to the Security Interest are genuine, true and correct and in all respects what they purport to be.

(c)    The security interest granted to the Pledgee pursuant to this Agreement constitutes and creates a valid and continuing and first, prior and perfected lien on and first security interest in the Security Interest in favor of the Pledgee.

(d)    The Pledged Securities delivered to the Pledgee pursuant to this Agreement are fully paid and is non-assessable as of the date of issuance. There are no options, warrants, convertible securities or other securities exchangeable, convertible or issuable into any of the Pledged Securities or that give the holder thereof any rights, directly or indirectly, to any of the Pledged Securities.

5.     Covenants and Agreements. The Pledgor hereby agrees that, so long as the Note has not been terminated, the Pledgor shall:

(a)    Defend the Security Interest against all claims and demands of all Persons (other than the Pledgee) at any time claiming the same or any interest therein.

(b)    Furnish to the Pledgee such information concerning the Security Interest as the Pledgee may from time to time reasonably request, and will allow the Pledgee to inspect and copy, or will furnish the Pledgee with copies of, all records reasonably requested by the Pledgee.

(c)    At any time and from time to time, upon the request of the Pledgee and at the expense of the Pledgor promptly execute and deliver any and all such further instruments and documents and will cause such opinions of counsel to be delivered and will take such further action as may be deemed necessary or desirable in the reasonable discretion of the Pledgee to obtain, maintain and perfect the security interest granted hereby, including, without limitation, the provision of all instruments and documents reasonably necessary to perfect the security interest granted hereby under Article 8 of Uniform Commercial Code as in effect in New York (the “UCC”), and execute and deliver one or more proxies, powers of attorney, orders, notices, statements, agreements or other writings.

(d)    Not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities, or create, incur or permit to exist any adverse claim or Lien with respect to any of the Pledged Securities, or any interest therein, or any proceeds thereof, except for the security interest provided for by this Agreement.

(e)    Require the Pledgee to present, send or file any claim or notices, perform any services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for any insurance, pay any taxes or other charges, make any demand, make any inquiry as to the nature or sufficiency of any payment received by them or take any action of any kind in connection with the management thereof, and the Pledgee's only duty with respect thereto shall be to use reasonable care in the custody and preservation of the Security Interest while the Security Interest is in its actual possession, which shall not include any steps necessary to preserve rights against prior or third parties.

(f)     File, record, make, execute and deliver all such acts, deeds, things, notices and instruments as may be reasonably necessary or desirable to vest in and assure to the Pledgee a continuing first priority security interest in and to the collateral and the enforcement of, and giving effect to, the rights, remedies and powers hereunder.

(g)    In the event that all or any part of the securities constituting the Security Interest are lost, destroyed or wrongfully taken while such securities are in the possession of the Pledgee, cause the issuance of new securities in place of the lost, destroyed or wrongfully taken securities upon request therefor by the Pledgee without the necessity of the provision by the Pledgee of any indemnity bond or other security, other than the Pledgee's agreement of indemnity therefor.

(h)    Not redeem, or permit the redemption, of any part of the Security Interest, or sell or permit the sale or other transfer of any of the Pledged Securities.

(i)     Not declare, or permit the declaration of, any dividends on or make any distribution in respect of the Pledged Securities, or purchase, redeem or acquire for value any shares of the Pledged Securities.

(j)     Not take any action which the Pledgee may reasonably request in order for the Pledgee to obtain and enjoy the full rights and benefits granted to it by this Agreement and the Note.

6.     Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall retain the right to vote the Pledged Securities and to give consents, waivers and ratifications in respect of the Pledged Securities. Subject to the receipt of all required regulatory approvals, once an Event of Default shall have occurred and so long as it is continuing, the Pledgee shall have the right to vote the Pledged Securities and to give consents, waivers and ratification in respect of the Pledged Securities.

7.     Events of Default. The occurrence of an Event of Default under the Note shall constitute an Event of Default hereunder.

8.     Rights and Remedies Upon an Event of Default. If an Event of Default shall have occurred and be continuing, subject to the receipt of all required regulatory approvals:

(a)    The Pledgee shall, after giving written notice to the Pledgor specifying the action to be taken, register any or all shares of the Pledged Securities held by the Pledgee in the name of the Pledgee.

(b)    The Pledgee may demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of the Pledged Securities held by it hereunder.

(c)    The Pledgee shall have all of the rights and remedies with respect to the Pledged Securities of a secured party under the UCC.

(d)    The Pledgee may, upon fifteen (15) days prior written notice to the Pledgor of the time and place, with respect to the Pledged Securities, sell, lease, assign or otherwise dispose of all or any of such Pledged Securities, at such place or places as the Pledgee deems best, and for cash or on credit for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to erect any such disposition or of time or place thereof (except such notice as is required hereunder or by applicable statute and cannot be waived) and the Pledgee or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Pledged Securities so disposed of at public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. The net proceeds of any sale of Pledged Securities pursuant to this Section 8 shall be applied first to the repayment of the outstanding principal and accrued interest under the Note and any reasonable costs and expenses of Pledgee (including attorney's fees) incurred by Pledgee in enforcing its rights under this Agreement and only after so applying such net proceeds and after such payment need the Pledgee account for the surplus, if any, to the Pledgor or his successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

9.     Private Sale and Compliance with Law.

(a)    The Pledgee shall incur no liability as a result of the sale of the Pledged Securities, or any part thereof, at any private sale conducted in a commercially reasonable manner. The Pledgor hereby waives any claim against the Pledgee arising by reason of the fact that the price at which the Pledged Securities may have been sold at such a private sale conducted in a commercially reasonable manner was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the loan amount of the Note, even if the Pledgee accepts the first offer received and does not offer the Pledged Securities to more than one offeree.

(b)    The Pledgor agrees that in any sale of any of the Pledged Securities whenever an Event of Default shall have occurred and be continuing, the Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers or require that such prospective bidders and purchasers be persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Securities), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by the reason of the fact that such Pledged Securities is sold in compliance with any such limitation or restriction.

10.    Retention of Collateral. Notwithstanding any provision of this Agreement to the contrary and subject to the receipt of all required regulatory approvals, the Pledgee may in its discretion retain all or a portion of the Security Interest in satisfaction of any or all due and payable obligations under the Note. The portion of the Security Interest that may in its discretion be retained by the Pledgee in satisfaction of such obligations shall be that portion having a fair market value or cash value, as applicable, equal to the amount of such obligations at the time such public or private sale would have been held. Such fair market value or cash value, as applicable, shall be determined jointly by the Pledgor and the Pledgee, and the parties hereby agree to cooperate in such determination. In the event that the parties are unable to agree on such fair market value or cash value, as applicable, it shall be determined by a recognized actuarial or accounting firm jointly selected by the Pledgor and the Pledgee. All expenses of such determination, including without limitation the fees and expenses of such actuarial or accounting firm, shall he borne by the Pledgor.

11.    Further Assurances. The Pledgor agrees that at any time and from time to time upon the written request of the Pledgee, it will execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request in order to affect the purposes of this Agreement.

12.    No Waiver; Cumulative Remedies. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee of any right, power or privilege hereunder, shall operate as a waiver thereof by the Pledgee; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

13.    Notices. All communications, notices, instructions or demands given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or on the third business day after the same is mailed by prepaid registered or certified mail addressed to, or when sent by facsimile to, the party for whom intended, as follows, or to such other address as may be furnished by such party by notice in the manner provided herein:

To the Pledgor:

Imaging PET Technologies, Inc.
43 Front Street East, Suite 301
Toronto, ON, M5E 1B3

Attention:	David Olinoski
Facsimile:	(416) 941-9860

To the Pledgee:

Positron Corporation
1304 Langham Creek Dr #300
Houston, Texas 77084
Attention:	Patrick G. Rooney
Facsimile:	(281) 492-2961

with a copy to:
Levy & Boonshoft, P.C.
477 Madison Avenue
14th Floor
New York, New York 10022
Attention:	Peter Campitiello, Esq.
Facsimile:	(212) 751-6943

14.    Waivers, Amendments. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Pledgor and the Pledgee.

15.    Indemnification. Without limitation of any of the provisions of the Note, Pledgor hereby covenants and agrees to pay, indemnify, and hold the Pledgee harmless from and against any and all other out-of-pocket liabilities, costs, expenses or disbursements of any kind or nature whatsoever arising in connection with any claim or litigation by any Person resulting from the execution, delivery, enforcement, performance and administration of this Agreement, provided, however, that the Pledgor shall have no obligation hereunder with respect to indemnified liabilities directly or primarily arising from, the willful misconduct or gross negligence of the Pledgee. The provisions in this Section 15 shall survive repayment of the loan facility under the Note and termination of this Agreement.

16.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the Pledgor and the Pledgee. The benefits of this Agreement may not be assigned or transferred by the Pledgee without the prior written consent of the Pledgor. The rights and obligations of the Pledgor may not be assigned or transferred by the Pledgor without the prior written consent of the Pledgee.

17.    Governing Law; Severability; Submission to Jurisdiction.

(a)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND FULLY TO BE PERFORMED THEREIN BY RESIDENTS THEREOF. The provisions of this Agreement are severable and if any clause or provisions shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

(b)    THE PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY OR ANY FEDERAL COURT LOCATED IN NEW YORK CITY FOR THE ADJUDICATION OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT AND CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL TO ITS ADDRESS SET FORTH IN SECTION 13 HEREOF OUT OF ANY SUCH COURT. NOTHING CONTAINED IN THE FOREGOING SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER OR TO BRING ANY PROCEEDING HEREUNDER OR UNDER THE NOTE IN ANY JURISDICTION WHERE THE BORROWER MAY BE AMENABLE TO SUIT. THE BORROWER HEREBY WAIVES ANY CLAIM THAT ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY OR ANY FEDERAL COURT LOCATED IN NEW YORK CITY IS AN INCONVENIENT FORUM.

18.    Termination.

(a)    This Agreement shall terminate upon the payment in full of the obligations under the Note.

(b)    Upon termination of this Agreement, the Pledgee shall deliver the Pledged Securities to the Pledgor and all instruments evidencing the Pledged Securities and necessary to transfer such Pledged Securities, and the Pledgee will execute and deliver to the Pledgor all such further agreements and instruments as the Pledgor shall reasonably request in order to terminate the security interest in the Pledged Securities and this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.

POSITRON CORPORATION		IMAGING PET TECHNOLOGIES, INC.

By:	/s/ Patrick Rooney	By:	/s/ David Olinoski
	Patrick Rooney, Chairman		David Olinoski, President & CEO